____________________

$0.50 UNIT PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

Between:

THE PULSE BEVERAGE CORPORATION

And:

THE UNDERSIGNED SUBSCRIBER

The Pulse Beverage Corporation
12195 Mariposa Street, Westminster, CO, USA 80234

__________

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

SIGNATURE PAGE/SUBSCRIBER STATEMENT

TO THE $0.50 UNIT PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
OF THE PULSE BEVERAGE CORPORATION

                        SUBSCRIBER’S STATEMENT – the undersigned subscriber (the “Subscriber”) is a sophisticated investor, the Subscriber has sought such independent counsel as the Subscriber considers necessary and the Subscriber has read the attached “$0.50 Unit Private Placement Subscription Agreement” (the “Agreement”) carefully and accepts, agrees and acknowledges the representations and terms thereof in full and without exception and agrees that such Agreement constitutes the entire agreement between The Pulse Beverage Corporation (the “Company”) and the Subscriber and that there are no collateral representations or agreements between the same.

                        The Company is offering (collectively, the “Offering”), on a private placement basis, units of the Company (each a “Unit”), at a subscription price of U.S. $0.50 per Unit, with each Unit consisting of one share of common stock of the Company and one non-transferable common stock share purchase warrant of the Company (each a “Warrant”), and with each such Warrant entitling the Subscriber to purchase one additional common share of the Company (each a “Warrant Share”), for the period commencing upon the date of issuance of the within Units by the Company and ending on the day which is two years from the date of issuance of the Units, at an exercise price of U.S. $0.75 Per Warrant Share.  The within private placement Offering of Units by the Company is not subject to any minimum subscription. The Company offers, and the Subscriber accepts, the Units on the terms and conditions as set forth in this Agreement.

Number of Units subscribed for at U.S. $0.50 per Unit:               Units.

Total Subscription Price payable:  U.S. $0.50 x number of Units = U.S. $              .

                        Dated at _______________ on this ___ day of ____________, 2011.

Name of Subscriber - please print

By:
Official Capacity or Title - please print

Signature of Subscriber

Please print name of individual whose signature appears above if different than the Subscriber

Subscriber’s Address:
Subscriber’s Telephone Number:
Subscriber’s E-mail address:

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

IF THE SUBSCRIBER IS NOT A U.S. RESIDENT, THE SUBSCRIBER MUST CIRCLE THE APPLICABLE CATEGORY(IES) (A) THROUGH (P) AS SET FORTH IN SECTION 3.4(af)(i) OF THE ATTACHED AGREEMENT.

                        Acceptance by the Company:

                        THE PULSE BEVERAGE CORPORATION hereby accepts the above subscription by the Subscriber on this _____ day of ___________, 2011.

The COMMON SEAL of	)
THE PULSE BEVERAGE CORPORATION,	)
the Company herein,	)
was hereunto affixed in the presence of:	) (C/S)
)
)
)
Authorized Signatory	)

__________

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

$0.50 UNIT PRIVATE PLACEMENT

SUBSCRIPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION PERTAINING TO SUCH SECURITIES AND PURSUANT TO A REPRESENTATION BY THE SECURITY HOLDER NAMED HEREIN THAT SAID SECURITIES HAVE BEEN ACQUIRED FOR PURPOSES OF INVESTMENT AND NOT FOR PURPOSES OF DISTRIBUTION.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION.  THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

(OR)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE LAWS OF ANY STATE, AND ARE BEING ISSUED IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE ACT.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION, THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION OR COMPLIANCE WITH REGULATION S.  THE STOCK TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

(AND, IF APPLICABLE)

UNLESS PERMITTED UNDER APPLICABLE SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES REPRESENTED HEREBY SHALL NOT TRADE THE SECURITIES IN CANADA BEFORE THE EARLIER OF (I) THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DATE THE COMPANY FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE COMPANY IS A SEDAR FILER, AND (II) THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE COMPANY BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE SUBSCRIBER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.

(AND)

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER-THE-COUNTER MARKET ARE MET.

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

UNIT PRIVATE PLACEMENT OFFERING

To:	THE PULSE BEVERAGE CORPORATION (the “Company”), with an address for notice and delivery located at 12195 Mariposa Street, Westminster, CO, USA 80234.

                        The Company is offering (collectively, the “Offering”), on a private placement basis, units of the Company (each a “Unit”) to eligible investors (each such an investor who subscribes to this Offering by this document is hereinafter referred to as the “Subscriber”), at a subscription price of U.S. $0.50 per Unit, with each Unit consisting of one share of common stock of the Company (each a “Share”) and one non-transferable common stock share purchase warrant of the Company (each a “Warrant”).  The within private placement Offering of Units by the Company is not subject to any minimum subscription.  The Company offers, and the Subscriber accepts, the Units on the terms and conditions as set forth in this subscription agreement (the “Agreement”).

Article 1
SUBSCRIPTION FOR UNITS

1.1                   Subscription for Units.   Based upon the hereinafter terms, conditions, representations, warranties and covenants given by each party to the other, the Subscriber hereto hereby irrevocably subscribes for and agrees to purchase the number of Units of the Company set forth on the Signature Page/Subscriber Statement at the beginning of this Agreement at a subscription price of U.S. $0.50 per Unit, for aggregate consideration (the “Subscription Price”) as set forth on the Signature Page/Subscriber Statement at the beginning of this Agreement.

1.2                   Acceptance of subscription.   The Company, upon acceptance by its Board of Directors (the “Board”) of all or part of this subscription Agreement, agrees to issue the accepted number of Units, as fully paid and non-assessable, and as consideration for the Subscriber’s subscription, and to refund any excess subscription monies of the Subscription Price of any non-accepted portion of this subscription Agreement.

1.3                   Warrants and exercise of Warrants.   The Warrants forming part of the Units will be registered in the name of the Subscriber and will be non-transferable except in compliance with the United States Securities Act of 1933, as amended (the “U.S. Act”), and each such Warrant will entitle the Subscriber to purchase one additional common share of the Company (each a “Warrant Share”), for the period commencing upon the date of issuance of the within Units by the Board and ending at 5:00 p.m. (Westminster, CO, time) on the day which is two years from the date of issuance of the within Units (such time period being the “Warrant Exercise Period” herein), at an exercise price of U.S. $0.75 Per Warrant Share during the Warrant Exercise Period.

1.4                   Warrant certificates.   The terms and conditions which govern the Warrants will be referred to on the certificates representing the Warrants in the form attached hereto as Exhibit “A” and will contain, among other things, anti-dilution provisions and provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issuable on the exercise of the Warrants upon the occurrence of certain events including any subdivision, consolidation or reclassification of the common shares, the payment of stock dividends and the amalgamation of the Company.

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

1.5                   Other financings.   The issue and terms of the Warrants will not restrict or prevent the Company from obtaining any other financing or from issuing additional securities or rights during the period within which the Warrants are exercisable.

1.6                   Replacement Warrant certificates.   If the Subscriber exercises any Warrants the Company will issue to the Subscriber the number of Warrant Shares equal to the number of Warrants exercised and deliver to the Subscriber a certificate representing the Warrant Shares.

1.7                   Subscriber’s eligibility for subscription.   The Subscriber acknowledges and warrants (and has made diligent inquiries to so determine or has the sophistication and knowledge to know the Subscriber’s status without concern of error), on which the Company relies, that the Subscriber is purchasing the Units on a private basis and without infraction of or impedance by his domicile laws due to one or more of the following:

(a)	the Subscriber is an eligible and exempt investor under the laws of the Subscriber’s domicile by either being a person who complies with exemptions from prospectus requirements or is otherwise exempt by virtue of the Subscriber’s wealth, income and investment knowledge or capacity; or

(b)	the Subscriber is subscribing for a value in Units constituting an exempt investment under the laws of the Subscriber’s domicile; or

(c)	the Subscriber’s domicile laws do not restrict investment; and

(d)	where the Subscriber has completed the appropriate portions of this Agreement and its related Appendices and the completion of the same, whether signed or not, constitute a true and accurate statement by the Subscriber.

                        For the purposes of this Agreement it is hereby acknowledged and agreed that “Securities” is hereinafter collectively defined to mean the Units, the Shares, the Warrants and the Warrant Shares.

1.8                   Risks of subscription.   The Subscriber acknowledges that no party independent of the Company has made or will make any opinion or representations on the merits or risks of an investment in any of the Securities unless sought out by the Subscriber; which the Subscriber is encouraged to do.  The Subscriber is aware that this investment is a speculative and risky investment, the Subscriber warrants that it could tolerate the full loss of the investment without significant or material impact on the Subscriber’s financial condition.

Article 2
METHOD OF SUBSCRIPTION AND ACCEPTANCE BY THE COMPANY

2.1                   Method of subscription.   It is hereby acknowledged and agreed by the parties hereto that any subscription for Units shall be made by the Subscriber by faxing to the Company a completed and executed copy of the signature pages to this Agreement and delivering a check, payable to The Pulse Beverage Corporation.

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

2.2                   Acceptance of subscription or return of Subscription Price by the Company.   The Subscriber acknowledges that the Company will be accepting subscriptions for Units on a first come, first serve, basis.  As a consequence the Company, upon acceptance by its Board of all or part of this subscription Agreement (the “Acceptance”), hereby agrees to issue the accepted number of Units, as fully paid and non-assessable, and as consideration for the Subscriber’s subscription, and to promptly refund any excess subscription monies of the Subscription Price of any non-accepted portion of this subscription Agreement.  In this regard the Subscriber acknowledges that, although Units may be issued to other subscribers concurrently with the Company’s Acceptance of all or part of this subscription Agreement, there may be other sales of Units by the Company, some or all of which may close before or after the Acceptance herein.  The Subscriber further acknowledges that there is a risk that insufficient funds may be raised by the Company upon the Company’s Acceptance of all or part of this subscription Agreement to fund the Company’s objectives and that further closings may not take place after Acceptance herein.

2.3                   Use of funds before and after Acceptance.   The Company agrees that the Subscription Price will be held by the Company or by the Company’s Counsel for the benefit of the Subscriber to reserve the Subscriber’s subscription and, prior to Acceptance, such funds shall not be considered a loan and shall not bear interest but shall constitute solely a reservation of subscription.  The Subscriber shall not demand return of its Subscription Price monies unless the Units have not been issued for a period in excess of 90 calendar days from the date of this subscription and such demand may be fulfilled by Acceptance and delivery of subscribed Units or return of funds at the Company’s sole and absolute discretion.  The Subscriber acknowledges that the funds to be raised from all Units are to be employed for the business of the Company in accordance with management’s determination as to the best use of the same for the Company’s business plans.  Notwithstanding any disclosure document or offering memorandum or prospectus provided concurrent with this subscription, the Company reserves the right at any time to alter its business plans in accordance with management’s appreciation of the market for the goods and services of the Company and the best use of the Company’s funds to advance its business, whether present or future.

2.4.                  Securities issued at different prices and characteristics.   The Subscriber acknowledges that the Company will issue its securities at different prices which may occur sequentially, from time-to-time, or at the same time and prices in the future may be lower than now.  The Company will also issue offerings which have warrants, or other benefits, attached and some offerings which do not.  Not all subscribers will receive common shares, or other share classes, of the Company at the same price and such may be issued at vastly different prices to that of the Subscriber.  For example, however, without limitation, the Company will or may issue securities at nominal prices as ‘founders shares’ (which may or will constitute millions of securities, as determined solely by the Board) or for developmental assets (which cannot be valued and so may be assigned a nominal value on the Company’s books) or for services or to attract expertise or management talent or other circumstances considered advisable by the Board.  Such issuance at different prices are made by the Board in its judgment as to typical structuring for a company such as the Company, to incentivise, reward and to provide a measure of developmental control, to acquire assets or services which the Board considers necessary or advisable for the Company’s development and success and other such considerations in the Board’s judgment.  The Company may or will acquire debt and/or equity financings in the future required or advisable, as determined by the Board, in the course of the Company’s business development.  The Subscriber acknowledges these matters, understands that the Subscriber’s investment is not necessarily the most advantageous investment in the Company and authorizes the Board now and hereafter to use its judgment to make such issuances whether such issuances are at a lesser, equal or greater price than that of the Subscriber and whether such is prior to, concurrent with or subsequent to the Subscriber’s investment herein.

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

2.5                   Delivery of Share and Warrant certificates.   The Company, promptly after the Acceptance by its Board of all or part of this subscription Agreement, agrees to deliver to the Subscriber a Share certificate and a Warrant certificate for the accepted number of Units purchased by the Subscriber under this subscription Agreement and registered in the name of the Subscriber.

Article 3
INVESTMENT SUBSCRIPTION TERMS, CORPORATE DISCLOSURE AND
GENERAL SUBSCRIBER ACKNOWLEDGEMENTS AND WARRANTIES

3.1                   Description of the Units.   The Company is issuing Units at a price of U.S. $0.50 per Unit. The Shares forming part of the Units, together with the Warrant Shares which are issuable upon the exercise of the Warrants, are a part of the common shares of the Company presently authorized. Copies of the constating documents of the Company describing the common shares and the rights of shareholders are available upon request.

3.2                   Release of liability and indemnity.   The Subscriber acknowledges and agrees that, in consideration, in part, of the Company’s within Acceptance of this subscription, the Subscriber hereby does hereby release, remise and forever discharge each of the Company and its respective subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns and the Company’s Counsel, of and from all manner of action and actions, causes of action, suits, debts, dues, accounts, bonds, covenants, contracts, claims, damages and demands, whether known or unknown, suspected or unsuspected and whether at law or in equity, which against either of the Company and/or any of its respective subsidiaries, directors, officers, employees, attorneys, agents, executors, administrators, successors and assigns and the Company’s Counsel, the Subscriber ever had, now has, or which any of the Subscriber’s respective successors or assigns, or any of them hereafter can, shall or may have by reason of any matter arising from the within subscription or the use of funds or the operation of the Company (collectively, the “Release”) except only for gross negligence or fraud (and such shall constitute only objective willful act of objective material wrongdoing).  The Subscriber shall hold harmless and indemnify the Company from and against, and shall compensate and reimburse the same for, any loss, damage, claim, liability, fee (including reasonable attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by the Company, or to which the Company becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation, warranty, covenant or obligation of the Subscriber contained in this Agreement.  This Release is irrevocable and will not terminate in any circumstances.

3.3                   The Subscriber’s understandings and acknowledgments.  The Subscriber hereby acknowledges and agrees that:

(a)	Further financings: the Company may issue further offerings in the future similar to the within Offering which may be at higher or lower prices (as determined by the Company in accordance with its appreciation of market conditions). The Company may, and will, acquire debt and/or equity financings in the future required or advisable in the course of the Company’s business development;

(b)	Withdrawal or revocation: this Agreement is given for valuable consideration and shall not be withdrawn or revoked by the Subscriber once tendered to the Company with the Subscription Price;

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(c)	Agreement to be bound: the Subscriber hereby specifically agrees to be bound by the terms of this Agreement as to all particulars hereof and hereby reaffirms the acknowledgments, representations and powers as set forth in this Agreement;

(d)	Reliance on Subscriber’s representations: the Subscriber understands that the Company will rely on the acknowledgments, representations and covenants of the Subscriber contained herein in determining whether a sale of the Units to the Subscriber is in compliance with applicable securities laws. The Subscriber warrants that all acknowledgments, representations and covenants are true and accurate; and

(e)	Waiver of pre-emptive rights: the Subscriber hereby grants, conveys and vests unto the President of the Company, or unto such other nominee or nominees of the President of the Company as the President of the Company may determine, from time to time, in the President’s sole and absolute discretion, as the Subscriber’s power of attorney solely for the purpose of waiving any prior or pre-emptive rights which the Subscriber may have to further issues of equity by the Company under applicable corporate and securities laws.

3.4                   The Subscriber’s representations and warranties.   The Subscriber hereby represents and warrants that:

(a)	Not a U.S. Person: if the Subscriber is not a resident of the United States, the Subscriber: (i) is not a U.S. Person (as defined in Rule 902 of Regulation S (“Regulation S”) under the U.S. Act, which definition includes, but is not limited to, any natural person resident in the United States, any corporation or partnership incorporated or organized under the laws of the United States or any estate or trust of which any executor, administrator or trustee is a U.S. Person; (ii) is not purchasing any of the Securities for the account or benefit of any U.S. Person or for offering, resale or delivery for the account or benefit of any U.S. Person or for the account of any person in any jurisdiction other than the jurisdiction set out in the name and address of the Subscriber set forth hereinbelow; and (iii) was not offered any Units in the United States and was outside the United States at the time of execution and delivery of this Agreement;

(b)	No registration and sales under Regulation S: if the Subscriber is not a resident of the United States: (i) the Subscriber acknowledges that the Securities have not been registered under the U.S. Act; (ii) the Subscriber agrees to resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the U.S. Act or pursuant to an available exemption from such registration, and that hedging transactions involving the Securities may not be conducted unless in compliance with the U.S. Act; (iii) the Subscriber understands that any certificate representing the Securities may bear a legend setting forth the foregoing restrictions; and (iv) the Subscriber understands that the Securities are restricted within the meaning of “Rule 144” promulgated under the U.S. Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Securities by the Subscriber, and even then will not be available unless (i) a public trading market then exists for the common stock of the Company, (ii) adequate information concerning the Company is then available to the public and (iii) other terms and conditions of Rule 144 are complied with; and that any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions;

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(c)	No U.S. beneficial interest: if the Subscriber is not a resident of the United States, no U.S. Person, either directly or indirectly, has any beneficial interest in any of the Securities acquired by the Subscriber hereunder, nor does the Subscriber have any agreement or understanding (written or oral) with any U.S. Person respecting:

(i)	the transfer or any assignment of any rights or interest in any of the Securities;

(ii)	the division of profits, losses, fees, commissions or any financial stake in connection with this subscription; or

(iii)	the voting of the Securities;

(d)	Experience: the Subscriber has the requisite knowledge and experience in financial and business matters for properly evaluating the risks of an investment in the Company;

(e)	Information: the Subscriber has received all information regarding the Company reasonably requested by the Subscriber;

(f)	Risk: the Subscriber understands that an investment in the Company involves certain risks of which the Subscriber has taken full cognizance, and which risks the Subscriber fully understands;

(g)	Adequacy of information: the Subscriber has been given the opportunity to ask questions of, and to receive answers from, the Company concerning the terms and conditions of the Offering and to obtain additional information necessary to verify the accuracy of the information contained in the information described in paragraph (e) above, or such other information as the Subscriber desired in order to evaluate an investment in the Company;

(h)	Residency: the residence of the Subscriber as set forth hereinbelow is the true and correct residence of the Subscriber and the Subscriber has no present intention of becoming a resident or domiciliary of any other jurisdiction;

(i)	Independent investigation: in making a decision to invest in the Company the Subscriber has relied solely upon independent investigations made by the Subscriber;

(j)	Principal: the Subscriber is purchasing the Units as principal for the Subscriber’s own account and not for the benefit of any other person, except as otherwise stated herein, and not with a view to the resale or distribution of all or any of the Units;

(k)	Decision to purchase: the decision of the Subscriber to enter into this Agreement and to purchase Units pursuant hereto has been based only on the representations of this Agreement. It is not made on other information relating to the Company and not upon any oral representation as to fact or otherwise made by or on behalf of the Company or any other person. The Subscriber agrees that the Company assumes no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of any business plan information which has been created based upon the Company’s management experience. In particular, and without limiting the generality of the foregoing, the decision to subscribe for Units has not been influenced by:

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(i)	newspaper, magazine or other media articles or reports related to the Company or its business;

(ii)	promotional literature or other materials used by the Company for sales or marketing purposes; or

(iii)	any representations, oral or otherwise, that the Company will become a listed company, that any of the Securities will be repurchased or have any guaranteed future realizable value or that there is any certainty as to the success of the Company or the liquidity or value of any of the Securities;

(l)	Advertisements: the Subscriber acknowledges that the Subscriber has not purchased Units as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(m)	Information not received: the Subscriber has not received, nor has the Subscriber requested, nor does the Subscriber have any need to receive, any offering memorandum or any other document (other than financial statements or any other document the content of which is prescribed by statute or regulation) describing the business and affairs of the Company which has been prepared for delivery to, and review by, prospective subscribers in order to assist them in making an investment decision in respect of the Units, and the Subscriber has not become aware of any advertisement in printed media of general and regular paid circulation, radio or television with respect to the distribution of the Units;

(n)	Information received: the Subscriber has had access to such additional information, if any, concerning the Company as the Subscriber has considered necessary in connection with the Subscriber’s investment decision to acquire the Units;

(o)	Satisfaction with information received: the Subscriber acknowledges that, to the Subscriber’s satisfaction:

(i)	the Subscriber has either had access to or has been furnished with sufficient information regarding the Company and the terms of this investment transaction to the Subscriber’s satisfaction;

(ii)	the Subscriber has been provided the opportunity to ask questions concerning this investment transaction and the terms and conditions thereof and all such questions have been answered to the Subscriber’s satisfaction; and

(iii)	the Subscriber has been given ready access to and an opportunity to review any information, oral or written, that the Subscriber has requested concurrent with or as a part of this Agreement;

(p)	Economic risk: the Subscriber has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the Subscriber’s investment in and to the Securities, and the Subscriber is able to bear the economic risk of a total loss of the Subscriber’s investment in and to any of the Securities;

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(q)	Speculative investment: the Subscriber understands that an investment in the Securities is a speculative investment and that there is no guarantee of success of the Company’s management’s plans. Management’s plans are an effort to apply present knowledge and experience to project a future course of action which is hoped will result in financial success employing the Company’s assets and with the present level of management’s skills and of those whom the Company will need to attract (which cannot be assured). Additionally, all plans are capable of being frustrated by new or unrecognized or unappreciated present or future circumstances which can typically not be accurately, or at all, predicted;

(r)	Address: the Subscriber is resident as set out on the last page of this Agreement as the “Subscriber’s Address”, and the address as set forth on the last page of this Agreement is the true and correct address of the Subscriber;

(s)	Risk and resale restriction: the Subscriber is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber will not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy;

(t)	Representations as to resale: no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities;

(ii)	that any person will refund the purchase of any of the Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)	that any of the Securities will be listed and posted for trading on any stock exchange, over-the-counter or bulletin board market, or that application has been made to list and post any of the Securities for trading on any stock exchange, over-the-counter or bulletin board market; and

the Subscriber will not resell any of the Securities except in accordance with the provisions of applicable securities legislation and stock exchange, over-the-counter and/or bulletin board market rules;

(u)	Reports and undertakings: if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute and otherwise assist the Company in filing such reports, undertakings and other documents as may be reasonably required with respect to the issue of the Units;

(v)	Resale restrictions: the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Subscriber’s resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policy;

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(w)	Age of majority: the Subscriber, if an individual, has attained the age of majority and is legally competent to execute this Agreement and to take all actions required pursuant hereto;

(x)	Authorization and formation of Subscriber: the Subscriber, if a corporation, partnership, trust or other form of business entity, is authorized and otherwise duly qualified to purchase and hold the Securities, and such entity has not been formed for the specific purpose of acquiring Securities in this issue. If the Subscriber is one of the aforementioned entities it hereby agrees that, upon request of the Company, it will supply the Company with any additional written information that may be requested by the Company. In addition, the entering into of this Agreement and the transactions contemplated hereby will not result in the violation of any of the terms of and provisions of any law applicable to, or the constating documents, if a corporation, of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber may be bound;

(y)	Legal obligation: this Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(z)	Legal and tax consequences: the Subscriber acknowledges that an investment in the Securities of the Company may have tax consequences to the Subscriber under applicable law, which the Subscriber is solely responsible for determining, and the Subscriber also acknowledges and agrees that the Subscriber is responsible for obtaining its own legal and tax advice;

(aa)	Compliance with applicable laws: the Subscriber knows of no reason (and is sufficiently knowledgeable to determine the same or has sought legal advice) why the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Units to the Subscriber will not comply with all applicable laws of the Subscriber’s jurisdiction of residence or domicile, and all other applicable laws, and the Subscriber has no reason to believe that the Subscriber’s subscription hereby will cause the Company to become subject to or required to comply with any disclosure, prospectus or reporting requirements or to be subject to any civil or regulatory review or proceeding. In addition, the Subscriber will comply with all applicable securities laws and will assist the Company in all reasonable manner to comply with all applicable securities laws;

(ab)	Encumbrance or transfer of Securities: while the Company is a non-reporting company in Canada, the Subscriber will not sell, assign, gift, pledge or encumber in any manner whatsoever any of the Securities herein subscribed for in Canada without the prior written consent of the Company and in accordance with applicable securities legislation;

(ac)	Regulation S: if the Subscriber is not a resident of the United States, the Subscriber further represents and warrants that the Subscriber was not specifically formed to acquire any of the Securities subscribed for in this Agreement in violation of the provisions of Regulation S;

(ad)	Finders’ fees: the Subscriber has not retained, employed or introduced any broker, finder or other person who would be entitled to a brokerage commission or finder’s fee arising out of the transactions contemplated hereby;

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(ae)	Additional Subscriber acknowledgements: the Subscriber also acknowledges (on its own behalf and, if applicable, on behalf of those for whom the Subscriber is contracting hereunder) as set forth below:

(i)	it has been furnished with all information, financial and otherwise, concerning the business, affairs and financial position of the Company necessary to make an informed decision to purchase the Units and the Subscriber agrees that such information has not been furnished pursuant to any form of written material which is, or may be construed as, an offering memorandum as that term is defined in the securities legislation of any Province of Canada or any State of the United States, the securities legislation in the jurisdictions in which the Company is incorporated and conducts business and the securities legislation in the jurisdiction in which the Subscriber is resident (collectively, the “Applicable Securities Legislation” herein) as such legislation is from time to time amended, and the regulations and rules prescribed thereto;

(ii)	the issue of the Units will be made pursuant to exemptions from the registration and prospectus requirements of the Applicable Securities Legislation and therefore:

(A)	the Subscriber may be restricted from using certain of the civil remedies available under such legislation and certain protections, rights and remedies provided in such legislation, including statutory rights of rescission or damages, may not be available to the Subscriber;

(B)	the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under such legislation;

(C)	the Company may be relieved from certain obligations that would otherwise apply under such legislation;

(D)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(E)	there is no government or other insurance covering the Securities; and

(F)	there are risks associated with the purchase of the Securities;

(iii)	no prospectus has been filed by the Company with any regulatory authority in connection with the issuance of the Securities and the Company has already issued or may issue units or shares for significantly lesser consideration per unit or share than is being paid by the Subscriber for Units hereunder;

(iv)	any Subscription Price monies paid by the Subscriber for the Units are not subject to any restrictions pertaining to the use thereof by the Company and may be used immediately by the Company upon the Company’s Acceptance;

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(v)	this subscription forms part of a larger Offering and is subject only to the Company’s Acceptance of this subscription Agreement and the Subscription Price therefore;

(vi)	the sale and delivery of the Units to the Subscriber or to any subscriber on whose behalf the Subscriber is contracting is conditional upon such sale being exempt from the requirement to file a prospectus or to prepare and deliver an offering memorandum under any applicable legislation relating to the sale of the Units or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or preparing and delivering an offering memorandum;

(vii)	the Company may be required to provide applicable securities regulatory authorities with a list setting forth the identities of the beneficial purchasers of the Units and the Subscriber acknowledges and agrees that the Subscriber will provide, on request, particulars as to the identity of such beneficial purchasers as may be required by the Company in order to comply with the foregoing; and

(viii)	the Subscriber (or others for whom the Subscriber is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and the Subscriber (or others for whom the Subscriber is contracting hereunder) is solely responsible, and the Company is not in any way responsible, for compliance with applicable resale restrictions;

(af)	Additional Subscriber representations and warranties under Applicable Securities Legislation: if the Subscriber is not a resident of the United States, the Subscriber further represents and warrants to the Company and acknowledges and agrees that the Company will also rely upon the following representations and warranties in determining whether or not to accept this subscription under all Applicable Securities Legislation:

(i)	the Subscriber is purchasing the Units as principal for its own account, not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Units and certifies that it{please circle at least one of the following categories and complete the missing information as appropriate}:

(A)	is an “accredited investor” as defined in National Instrument 45-106 –Prospectus and Registration Exemptions (“NI 45-106”); or

(O)	is an employee, executive officer, director or consultant as defined in NI 45-106 of the Company, of a related entity of the Company or of a permitted assign of one of those persons and the purchase of the Units is voluntary; or

(P)	is resident in an “International Jurisdiction” (being a jurisdiction outside of Canada and the United States) and:

(I)	the Subscriber is knowledgeable of, or has been independently advised as to, the Applicable Securities Legislation of such International Jurisdiction which would apply to this Agreement;

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(II)	the Subscriber is purchasing the Units pursuant to an applicable exemption from any prospectus, registration or similar requirements under the Applicable Securities Legislation of such International Jurisdiction, or, if such is not applicable, the Subscriber is permitted to purchase the Units under the Applicable Securities Legislation of the International Jurisdiction without the need to rely on exemptions; and

(III)	the Applicable Securities Legislation of the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction;

(ii)	the Subscriber has not relied upon the Company or its directorsand officers, or the Company’s Counsel or advisors, for investment, legal ortax advice, including advice with respect to the hold period and resalerestrictions imposed upon the Securities by the securities legislation in the jurisdiction inwhich the Subscriber resides, and has, if desired, in all cases sought theadvice of the Subscriber’s own personal investment advisor, legal counsel andtax advisors, and the Subscriber is either experienced in or knowledgeable withregard to the affairs of the Company or, either alone or with its professionaladvisors, is capable by reason of knowledge and experience in financial andbusiness matters in general, and investments in particular, of evaluating themerits and risks of an investment in the Securities, and it is able to bear the economic riskof an investment in the Securities and can otherwise be reasonably assumed to have thecapacity to protect its own interest in connection with the investment; and

(iii)	the Subscriber understands and acknowledges that the Company is not currently a reporting issuer or reporting company in every applicable jurisdiction and as a result the hold period to which the Securities are subject may be indefinite in certain jurisdictions in which the Securities are issued until the Company becomes a reporting issuer or reporting company in such jurisdiction. The Subscriber further understands that the certificates representing the Securities will bear a legend describing the resale restrictions and the Subscriber agrees to comply with such resale restrictions; and

(ag)	Additional Subscriber covenants and agreements: the Subscriber further covenants and agrees that the Company will also rely upon the following covenants and agreements in determining whether or not to accept this subscription under all Applicable Securities Legislation:

(i)	the Subscriber acknowledges and consents to the collection and retention by the Company of certain information, including personal information, regarding the Subscriber and the Subscriber’s subscription, including the Subscriber’s name, address, telephone number and e-mail address, the number of Securities purchased and any control persons of the Subscriber. The Subscriber acknowledges and agrees that this information will be retained on the share register of the Company which may be available for inspection by the public. The Subscriber further consents and agrees to the release of this information to the securities regulatory authorities as required by law and regulatory policies; and

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(ii)	the Subscriber agrees that this Agreement will in no way restrict the Company from obtaining further funds through the sale of equity securities of the Company or otherwise.

3.5                   Company Confidential Information.   The Subscriber acknowledges that the Company is presently engaged in the business of.  The Subscriber recognizes the importance of protecting the Company’s trade secrets, confidential information and other proprietary information and related rights acquired through the Company’s expenditure of time, effort and money.  Therefore, in consideration of the Company permitting the Subscriber to submit this subscription and have access to Company information and/or Company confidential information otherwise coming to the Subscriber, the Subscriber agrees to be bound by the following terms and conditions:

(a)	Definitions: for all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following words and phrases shall have the following meanings:

(i)	“Confidential Information” includes any of the following:

(A)	any and all versions of the trade names, trade-mark, business plans, products, software, all Developments (as defined below) and all other matters owned or marketed by the Company;

(B)	information regarding the Company’s business operation, methods and practices, including marketing strategies, product pricing, margins and hourly rates for staff and information regarding the financial affairs of the Company;

(C)	the names of the Company’s clients and the names of the suppliers to the Company, and the nature of the Company’s relationships with these clients and suppliers; and

(D)	any other trade secret or confidential or proprietary information in the possession or control of the Company;

however, Confidential Information does not include information which is or becomes generally available to the public without the Subscriber’s fault; and

(ii)	“Developments” include all the following related to the products or business of the Company:

(A)	copyright works, software, documentation, data, designs, scripts, photographs, music, reports, flowcharts, trade-marks, specifications, source codes, product designs or formula and any related works, including any enhancements, modifications or additions to the products owned, marketed or used by the Company; and

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(B)	inventions, devices, discoveries, concepts, ideas, algorithms, formulae, know-how, processes, techniques, systems and improvements, whether patentable or not;

developed, created, acquired, generated or reduced to practice by the Company or any person by or for the Company, including the Subscriber;

(b)	Maintaining confidentiality: at all times the Subscriber shall keep in strictest confidence and trust the Confidential Information. The Subscriber shall take all necessary precautions against unauthorized disclosure of the Confidential Information, and, except as required by applicable law, judicial process or regulatory investigation, the Subscriber shall not, directly or indirectly disclose, allow access to, transmit or transfer the Confidential Information to a third party, nor shall the Subscriber use, copy or reproduce the Confidential Information except as may be reasonably required for the Subscriber with the permission of the Company;

(c)	Return of Confidential Information: at the request of the Company the Subscriber shall immediately return to the Company all materials, including all copies in whatever form, containing the Confidential Information which are in the Subscriber’s possession or under the Subscriber’s control; and

(d)	No rights to Confidential Information: the Subscriber acknowledges and agrees that the Subscriber shall not acquire any right, title or interest in or to the Confidential Information. Should any interest in the Confidential Information come into the possession of the Subscriber by any means, other than specific written transfer by the Company, the Subscriber hereby assigns and transfers, now and in the future, to the Company, and agrees that the Company shall be the exclusive owner of, all of the Subscriber’s right, title and interest to any such throughout the world, including all trade secrets, patent rights, copyrights and all other intellectual property rights therein. The Subscriber further agrees to cooperate fully at all times with respect to signing further documents and doing such acts and other things required by the Company to confirm such transfer of ownership of rights. The Subscriber agrees that the obligations in this section shall continue beyond the issue of any Securities hereunder, beyond the ownership of any Securities acquired hereunder and beyond the termination of the Subscriber’s employment, engagement or association with the Company, for a period of five years from the date that the Subscriber delivers this Agreement to the Company.

3.6                   Reliance on Subscriber’s representations and warranties and indemnification.   The Subscriber understands that the Company will rely on the representations and warranties of the Subscriber herein in determining whether a sale of the Units to the Subscriber is in compliance with federal and applicable state and provincial securities laws.  The Subscriber hereby agrees to indemnify the Company and its affiliates and hold the Company and its affiliates harmless from and against any and all liability, damage, cost or expense (including reasonable attorney’s fees) incurred on account of or arising out of: (i) any inaccuracy in the Subscriber’s acknowledgements, representations or warranties set forth in this Agreement; (ii) the disposition of any of the Securities which the Subscriber will receive, contrary to the Subscriber’s acknowledgements, representations or warranties in this Agreement or otherwise; (iii) any suit or proceeding based upon the claim that such acknowledgments, representations or warranties were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or its affiliates; and (iv) the Subscriber’s failure to fulfill any or all of the Subscriber’s obligations herein.

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

3.7                   Change in Subscriber’s representations and warranties.   All of the information set forth hereinabove with respect to the Subscriber and including, without limitation, the acknowledgements, representations and warranties set forth hereinabove, is correct and complete as of the date hereof and, if there should be any material change in such information prior to the acceptance of this subscription Agreement by the Company, the Subscriber will immediately furnish the revised or corrected information to the Company.

3.8                   The Company’s representations and warranties.   The Company hereby represents and warrants as follows and hereby acknowledges and agrees that the Subscriber will rely on the following representations and warranties in effecting the subscription contemplated hereby:

(a)	Organization and Qualification of the Company: the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company;

(b)	Authority: the Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the Offering and the other transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the party of the Company, and no further consent or action is required;

(c)	Enforceability: this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding obligations of the Company enforceable against the Company in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally;

(d)	No Conflicts: the execution, delivery and performance of this Agreement by the Company and the consummation of the Offering by the Company do not and will not conflict with or violate (i) any provision of the Articles of Incorporation or bylaws of the Company, as amended, or (ii) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, except where such conflict or violation would not have a material adverse effect on the business, operations or condition (financial or otherwise) of the Company. No material consent, waiver, approval order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other federal, state, county, local or foreign governmental authority, instrumentality, agency or commission or any third party, including a party to any material agreement with the Company, is required in connection with the execution, delivery and performance of this Agreement or the consummation of the Offering by the Company;

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

(e)	The Shares: The Shares and the Warrant Shares been duly authorized, and when issued and paid for in accordance with this Agreement and the Warrant, will be duly and validly issued, fully paid and non-assessable. The Company has reserved from its duly authorized capital stock the number of Warrant Shares issuable upon exercise of the Warrant. The Shares have not been issued in violation of, and are not subject to, any preemptive or subscription rights;

(f)	SEC Filings: the Company has filed all reports required to be filed by it under the U.S. Act and under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the 18 months preceding the date hereof (collectively, the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing. At the time they were filed, the SEC Reports complied in all material respects with the requirements of the U.S. Act and the Exchange Act and the rules and regulations promulgated thereunder. At the time when they were filed, none of the SEC Reports contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading. The financial statements of the Company contained in the SEC Reports comply in all material respects with all applicable accounting requirements of the United States Securities and Exchange Commission (the “SEC”), were prepared in accordance with generally accepted accounting principles, and fairly present in all material respects the financial condition of the Company as of the dates thereof. The number and type of all authorized, issued and outstanding shares of capital stock of the Company is as set forth in the SEC Reports; and

(g)	Absence of Certain Changes: Since the date of the last audited financial statement contained in the SEC Reports, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), or results of operations of the Company, except as disclosed in the SEC Reports.

Article 4
UNITED STATES DECLARATIONS

(Omitted)

Article 5
RESTRICTED SECURITIES AND REGISTRATION

5.1                   No initial registration.   The Subscriber acknowledges and understands that neither the sale of the Units which the Subscriber is acquiring nor any of the Securities themselves have been registered under any Applicable Securities Legislation and, furthermore, that the Securities must be held indefinitely unless subsequently registered under Applicable Securities Legislation or an exemption from such registration is available.

5.2                   Legending of the Securities.   The Subscriber also acknowledges and understands that the certificates representing the Securities will be stamped with the following legend (or substantially equivalent language) restricting transfer in the following manner:

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

“These securities have not been registered under the United States Securities Act of 1933, as amended, or the laws of any state, and are being issued pursuant to an exemption from registration pertaining to such securities and pursuant to a representation by the security holder named hereon that said securities have been acquired for purposes of investment and not for purposes of distribution.  These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, or the availability of an exemption from such registration.  The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.”

(or)

“These securities have not been registered under the United States Securities Act of 1933, as amended (the “Act”), or the laws of any state, and are being issued in reliance upon Regulation S promulgated under the Act.  These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of registration, the availability of an exemption from such registration or compliance with Regulation S.  The stock transfer agent has been ordered to effectuate transfers only in accordance with the above instructions.

(and, if applicable)

“Unless permitted under applicable securities legislation, the holder of the securities represented hereby shall not trade the securities in Canada before the earlier of (i) the date that is four months and a day after the date the company first became a reporting issuer in any of Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec and Saskatchewan, if the company is a sedar filer, and (ii) the date that is four months and a day after the later of (a) the distribution date, and (b) the date the company became a reporting issuer in the local jurisdiction of the subscriber of the securities that are the subject of the trade.

(and)

“Unless otherwise permitted under securities legislation, the holder of this security must not trade the security in or from British Columbia unless the conditions in section 12(2) of BC Instrument 51-509 Issuers Quoted in the U.S. Over-the-Counter Market are met.”.

                         The Subscriber hereby consents to the Company making a notation on its records or giving instructions to any transfer agent of the Securities in order to implement the restrictions on transfer set forth and described hereinabove.

5.3                   Disposition under Rule 144.   The Subscriber also acknowledges and understands that:

(a)	the Securities are restricted securities within the meaning of Rule 144 promulgated under the U.S. Act;

(b)	the exemption from registration under Rule 144 will not be available in any event for at least one year from the date of purchase and payment of the Securities by the Subscriber, and even then will not be available unless (i) adequate information concerning the Company is then available to the public and (ii) other terms and conditions of Rule 144 are complied with; and

(c)	any sale of the Securities may be made by the Subscriber only in limited amounts in accordance with such terms and conditions.

                        In this regard the Subscriber further acknowledges and understands that, without in anyway limiting the acknowledgements and understandings as set forth hereinabove, the Subscriber agrees that the Subscriber shall in no event make any disposition of all or any portion of the Securities which the Subscriber is acquiring hereunder unless and until:

(a)	there is then in effect a “Registration Statement” under the U.S. Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or

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(b)	(i) the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Subscriber shall have furnished the Company with an opinion of the Subscriber’s own counsel to the effect that such disposition will not require registration of any such Securities under the U.S. Act and (iii) such opinion of the Subscriber’s counsel shall have been concurred in by counsel for the Company and the Company shall have advised the Subscriber of such concurrence.

Article 6
GENERAL PROVISIONS

6.1                   Address for delivery.   Each notice, demand or other communication required or permitted to be given under this Agreement shall be in writing and shall be sent by delivery (electronic or otherwise) or prepaid registered mail deposited in a post office addressed to the Subscriber or the Company at the address specified in this Agreement.  The date of receipt of such notice, demand or other communication shall be the date of delivery thereof if delivered, or, if given by registered mail as aforesaid, shall be deemed conclusively to be the fifth calendar day after the same shall have been so mailed, except in the case of interruption of postal services for any reason whatsoever, in which case the date of receipt shall be the date on which the notice, demand or other communication is actually received by the addressee.  Either party may at any time and from time to time notify the other party in writing of a change of address and the new address to which notice shall be given to it thereafter until further change.

6.2                   Severability and construction.  Each Article, section, sub-section, paragraph, sub-paragraph, term and provision of this Agreement, and any portion thereof, shall be considered severable, and if, for any reason, any portion of this Agreement is determined to be invalid, contrary to or in conflict with any applicable present or future law, rule or regulation, that ruling shall not impair the operation of, or have any other effect upon, such other portions of this Agreement as may remain otherwise intelligible (all of which shall remain binding on the parties and continue to be given full force and agreement as of the date upon which the ruling becomes final).

6.3                   Gender and number.   This Agreement is to be read with all changes in gender or number as required by the context.

6.4                   Governing law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, U.S.A., and the federal laws of the United States applicable therein.  Any dispute regarding matters as between the Subscriber and the Company, whether as a subscriber or shareholder and whether arising under this Agreement or pursuant to shareholder rights pursuant to the constating documents of the Company or applicable law, shall be adjudicated in the Courts of the State of Nevada, U.S.A., unless the Company shall permit otherwise.

6.5                   Representation and costs.   It is hereby acknowledged by each of the parties hereto that the Company’s Counsel acts solely for the Company, and, correspondingly, that the Subscriber has been required by each of the Company’s Counsel and the Company to obtain independent legal advice with respect to the Subscriber’s review and execution of this Agreement.   In addition, it is hereby further acknowledged and agreed by the parties hereto that the Company’s Counsel, and certain or all of its principal owners or associates, from time to time, may have both an economic or shareholding interest in and to the Company and/or a fiduciary duty to the same arising from either a directorship, officership or similar relationship arising out of the request of the Company for certain of such persons to act in a similar capacity while acting for the Company as counsel.  Correspondingly, and even where, as a result of this Agreement, the consent of each party hereto to the role and capacity of the Company’s Counsel and its principal owners and associates, as the case may be, is deemed to have been received, where any conflict or perceived conflict may arise, or be seen to arise, as a result of any such capacity or representation, each party hereto acknowledges and agrees to, once more, obtain independent legal advice in respect of any such conflict or perceived conflict and, consequent thereon, the Company’s Counsel, together with any such principal owners or associates, as the case may be, shall be at liberty at any time to resign any such position if it or any party hereto is in any way affected or uncomfortable with any such capacity or representation.  The Company will bear and pay its and the Subscriber’s costs, legal and otherwise, in connection with their respective preparation, review and execution of this Agreement, and, in particular, that the costs involved in the preparation of this Agreement and all documentation necessarily incidental thereto, by the Company’s Counsel, shall be at the cost of the Company.

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6.6                   Survival of representations and warranties.   The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

6.7                   Counterparts.   This Agreement may be signed by the parties hereto in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution will be deemed to bear the execution date as set forth in this Agreement.  This Agreement may also be executed and exchanged by facsimile and such facsimile copies shall be valid and enforceable agreements.

6.8                   Entire Agreement and amendments.   This Agreement constitutes the only agreement between the parties with respect to the subject matter hereof and shall supersede any and all prior negotiations and understandings.  There are no collateral agreements or understandings hereto and this Agreement, and the documents contemplated herein, constitutes the totality of the parties’ agreement.  This Agreement may be amended or modified in any respect by written instrument only.

6.9                   Corrections.   The Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from this Agreement which may be required to be completed and executed by the Subscriber and delivered to the Company in accordance with the terms and conditions of this Agreement.

6.10                 Successors and assigns.   The terms and provisions of this Agreement shall be binding upon and enure to the benefit of the Subscriber, the Company and their respective successors and lawfully permitted assigns; provided that, except as herein provided, this Agreement shall not be assignable by any party without the written consent of the other.  Notwithstanding the foregoing proviso, the benefit and obligations of this Agreement, insofar as they extend to or affect the Subscriber, shall pass with any sale, assignment or transfer of any of the Units, the Shares, the Warrants or the Warrant Shares in accordance with the terms of this Agreement.

                        IN WITNESS WHEREOF the parties hereto have hereunto set their respective hands and seals in the presence of their duly authorized signatories effective as at the dates as set forth in the Signature Page/Subscriber Statement at the beginning of this Agreement.

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --

Exhibit “A”

TO THE $0.50 UNIT PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
OF THE PULSE BEVERAGE CORPORATION

FORM OF WARRANT CERTIFICATE

                        Attached is the form of Warrant certificate which is referred to in section 1.4 of the “$0.50 Unit Private Placement Subscription Agreement” of the Company to which this is Exhibit “A”.

__________

End of $0.50 Unit Private Placement Subscription Agreement

__________

-- $0.50 Unit Private Placement Subscription Agreement -- -- The Pulse Beverage Corporation --